EXHIBIT 10.96
EXECUTION VERSION

AMENDMENT NO. 1
AMENDMENT NO. 1, dated as of January 19, 2018 (this “Amendment Agreement”), to the Credit Agreement, dated as of November 6, 2017 (the “Existing Credit Agreement” and, as amended by this Amendment Agreement, the “Amended Credit Agreement”), among Navistar, Inc., a Delaware corporation (the “Borrower”), Navistar International Corporation, a Delaware corporation (“Parent”), the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent and Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement).
W I T N E S S E T H
WHEREAS, Parent and the Borrower have determined that certain Indebtedness under an Intercompany Loan Agreement (the “Existing Intercompany Debt”) was inadvertently omitted from Schedule 3.1(c) (Existing Material Indebtedness) and Schedule 4.16 (Existing Indebtedness) of the Existing Credit Agreement;
WHEREAS, Parent and the Borrower have requested that the Administrative Agent and the Requisite Lenders agree to amend the Existing Credit Agreement to correct the omission of the Existing Intercompany Debt from Schedule 3.1(c) and Schedule 4.16 of the Existing Credit Agreement as provided for herein; and
WHEREAS, Parent, the Borrower, the Administrative Agent and the Requisite Lenders have agreed to amend the Existing Credit Agreement as provided for herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendment of the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended to insert the following on Schedule 3.1(c) and Schedule 4.16 thereto:

Debt	Outstanding as of 11/6/2017	Amortization Schedule (Y/N)	Maturity Date (Calendar Year)	Issuer	Guarantors
Intercompany Loan from International Truck and Engine Corporation Cayman Islands Holding Company	$300,000,000	No	2020	Navistar International Corporation	None

SECTION 2.Conditions to Effectiveness of Amendment. The amendment of the Existing Credit Agreement set forth herein shall become effective as of the first date on which each of the following conditions to effectiveness have been satisfied or have been waived in accordance with Section 9.5 of the Existing Credit Agreement (the “Amendment Effective Date”):

(a)    The Administrative Agent shall have received a counterpart of this Amendment Agreement, executed and delivered by a duly authorized officer of each of Parent, the Borrower and the Requisite Lenders.

(b)    The Administrative Agent shall have received payment of all expenses required to be reimbursed by Parent or the Borrower under or in connection with this Amendment Agreement, including those expenses set forth in Section 5 hereof.

(c)    The representations and warranties made or deemed to be made in Section 3 hereof shall be true and correct .

The Administrative Agent shall notify Parent, the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 3.Representations and Warranties. Each of Parent and the Borrower hereby represents and warrants to each Agent and each Lender on the Amendment Effective Date that:

(a)    This Amendment Agreement has been duly authorized, executed and delivered by each of Parent and the Borrower and constitutes a legal, valid and binding obligation of each of Parent and the Borrower, enforceable against Parent and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    After giving effect to this Amendment Agreement, the representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.

(c)    After giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing or would result from this Amendment Agreement.

SECTION 4.Effects on Credit Documents; No Novation. (a) Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Documents. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Credit Document in similar or different circumstances.

(c)    On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Credit Document, shall be deemed a reference to the Amended Credit Agreement. Parent, the Borrower and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Credit Documents.

(d)    Neither this Amendment Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Collateral Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

SECTION 5.Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement to the extent required under Section 9.2 of the Existing Credit Agreement.

SECTION 6.Reaffirmation. Each of Parent, the Borrower and each other Credit Party hereby (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Amended Credit Agreement and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of the Amendment Agreement and the transactions contemplated thereby, the Credit Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

SECTION 7.APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.14, 9.15 AND 9.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

SECTION 8.Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 9.Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.1 of the Existing Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR, INC.

By: /s/ Anthony Aiello
Name: Anthony Aiello
Title: Assistant Treasurer

Navistar International Corporation

By: /s/ Bill McMenamin
Name: Bill McMenamin
Title: President, Financial Services and Treasurer

IC BUS, LLC
IC BUS OF OKLAHOMA, LLC
NAVISTAR DIESEL OF ALABAMA, LLC
NAVISTAR BIG BORE DIESELS, LLC
WORKHORSE INTERNATIONAL HOLDING COMPANY
NAVISTAR AFTERMARKET PRODUCTS, INC.
CONTINENTAL MFG COMPANY, INC.
INTERNATIONAL TRUCK
INTELLECTUAL PROPERTY COMPANY, LLC
INTERNATIONAL ENGINE
INTELLECTUAL PROPERTY COMPANY, LLC
NAVISTAR COMPONENT HOLDINGS, LLC
NAVISTAR DEFENSE, LLC
UPTIME PARTS, LLC

By: /s/ Bill McMenamin
Name: Bill McMenamin
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as the
Administrative Agent, the Collateral Agent
And a Lender
By: /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

1828 CLO Ltd.
as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

5180-2 CLO LP
as a Lender
By: Guggenheim Partners Investment Management,
LLC, as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

AB Bond Fund - AB Income Fund
as a Lender
By: AllianceBernstein, LP

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AB Bond Fund, Inc. - AB High Yield Portfolio
as a Lender
By: AllianceBernstein, L.P., as Investment Advisor

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AB Bond Fund, Inc. - AB Limited Duration High Income Portfolio
as a Lender
By: AllianceBernstein, L.P.

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AB Core Plus Advanced Bond Fund
as a Lender
By: AllianceBernstein, L.P.

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

Adams Mill CLO Ltd.
as a Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

AEGIS Electric and Gas International Services, Ltd.
as a Lender
By: Shenkman Capital Management, Inc.,
as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

AIG Flexible Credit Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

AllianceBernstein Global High Income Fund
as a Lender
By: AllianceBernstein, L.P.

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AllianceBernstein Global High Income Fund
as a Lender
By: AllianceBernstein, L.P.

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AllianceBernstein Institutional Investments - AXA High Yield Loan II Portfolio
as a Lender
By: AllianceBernstein, L.P., as Investment Advisor

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

AllianceBernstein Institutional Investments - AXA High Yield Loan II Portfolio
as a Lender
By: AllianceBernstein, L.P., as Investment Advisor

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

American Air Liquide Holdings, Inc, Retirement Plans
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

American High-Income Trust
as a Lender

By: /s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Authorized Signer

For Lenders requiring a second signature block:

By: /s/ Capital Research and Management Company
Name: as its investment advisor
Title:

American Funds Insurance Series - High Income Bond Fund
as a Lender

By: /s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Authorized Signer

For Lenders requiring a second signature block:

By: /s/ Capital Research and Management Company
Name: as its investment advisor
Title:

The Income Fund of America
as a Lender

By: /s/ Mark E. Brubaker
Name: Mark E. Brubaker
Title: Authorized Signer

For Lenders requiring a second signature block:

By: /s/ Capital Research and Management Company
Name: as its investment advisor
Title:

AMMC CLO 16, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 17, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 18, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 19, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 20, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 21, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XII, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Anchorage Capital CLO 2012-1, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 2013-1, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 5, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 6, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 7, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 8, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 9, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 1, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 2, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 3, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Anchorage Capital CLO 4, Ltd.
as a Lender
By: Anchorage Capital Group, LLC, its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

Aon Hewitt Group Trust
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC.
as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
as a Lender
By: Ares Capital Management II, LLC, its Adviser

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Ares Enhanced Credit Opportunities Fund B, LTD.
as a Lender
By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XL CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLI CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLII CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLIII CLO Ltd.
as a Lender
By: Ares CLO Management LLC, as its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLIV CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLV CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XLVI CLO Ltd.
as a Lender
By: Ares CLO Management LLC, as its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXIX CLO Ltd.
as a Lender
By: Ares CLO Management XXIX, L.P., its asset manager
By: Ares CLO GP XXIX, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXVII CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXI CLO Ltd.
as a Lender
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXII CLO Ltd.
as a Lender
By: Ares CLO Management XXXII, L.P., its Asset Manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXIII CLO Ltd.
as a Lender
By: Ares CLO Management XXXIII, L.P., its Asset Manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXIV CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its collateral manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXIX CLO Ltd.
as a Lender
By: Ares CLO Management II, LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXVII CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

ARES XXXVIII CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Argo Re Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Argonaut Insurance Company
as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Ascension Alpha Fund, LLC
as a Lender
By: Amundi Pioneer Institutional Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Ascension Health Master Pension Trust
as a Lender
By: Amundi Pioneer Institutional Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

ASIP (HOLDCO) IV S.A.R.L.
as a Lender
By: ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Associated Electric & Gas Insurance Services Limited
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Associated Electric & Gas Insurance Services Limited
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Assurant CLO I, Ltd.
as a Lender
By: Assurant Investment Management, LLC as Service Provider to Assurant CLO Management, LLC as its Collateral Manager

By: /s/ Michael Feeney
Name: Michael Feeney
Title: Senior Vice President

Assurant CLO II, Ltd.
as a Lender
By: Assurant Investment Management, LLC as Service Provider to Assurant CLO Management, LLC as its Collateral Manager

By: /s/ Michael Feeney
Name: Michael Feeney
Title: Senior Vice President

Auburn CLO, Ltd.
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Signatory

AXIS Re Se
By: SKY Harbor Capital Management, LLC
as Advisor, as a Lender

By: /s/ David Kinsley
Name: David Kinsley
Title: Head of Investing

AXIS Reinsurance Company
By: SKY Harbor Capital Management, LLC
as Advisor, as a Lender

By: /s/ David Kinsley
Name: David Kinsley
Title: Head of Investing

AXIS Specialty Europe SE
By: SKY Harbor Capital Management, LLC
as Advisor, as a Lender

By: /s/ David Kinsley
Name: David Kinsley
Title: Head of Investing

AXIS Specialty Limited
By: SKY Harbor Capital Management, LLC
as Advisor, as a Lender

By: /s/ David Kinsley
Name: David Kinsley
Title: Head of Investing

B&M CLO 2014-1 Ltd.
as a Lender

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Bandera Strategic Credit Partners II, L.P
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Battalion CLO IX Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Battalion CLO VI Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Battalion CLO VIII Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Battalion CLO X Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Battalion CLO XI Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Battalion CLO XII Ltd.
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

Blue Cross and Blue Shield of Florida, Inc.
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Blue Cross of Idaho Health Service, Inc.
as a Lender
By: Seix Investment Advisors LLC, as Investment Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Blue Tower Ventures, Inc.
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

BlueMountain CLO 2012-2 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2013-1 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2013-2 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2014-2 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2014-3 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2014-4 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2015-1 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2015-2 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2015-3 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2015-4 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2016-1 Ltd
as a Lender
By: BlueMountain CLO Management LLC, Its Collateral Manager

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain Fuji US CLO II, Ltd.
as a Lender
By: BlueMountain Fuji Management, LLC, Series A

By: /s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

Brigade Opportunistic Credit LBG Fund Ltd.
as a Lender
By: Brigade Capital Management, LP as Investment Manager

By: /s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
as a Lender
By: THL Credit Senior Loan Strategies LLC, as Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

CARE Super
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

CCIF Loans Limited
as a Lender
By: Goldman Sachs Asset Management L.P., its sub advisor

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Goldman Sachs Trust on behalf of the Goldman Sachs Long Short Credit Strategies Fund
By Goldman Sachs Asset Management, solely in its capacity as Investment Manager, and not as Principal, as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Goldman Sachs Funds SICAV for the benefit of Goldman Sachs Short Duration Opportunistic Corporate Bond Portfolio
By Goldman Sachs Asset Management, L.P., solely as its investment advisor and not as principal, as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Yield Opportunities (Insurance Dedicated) Fund Series Interests of the SALI Multi-Series Fund VII, LP
By: Goldman Sachs Asset Management L.P., its sub advisor, as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Corporate Credit Investment Strategies, LLC
By: Goldman Sachs Asset Management L.P., its investment manager, as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

CCP Loan Funding LLC
as a Lender
By: Citibank, N.A.

By: /s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

Chevron Master Pension Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Christian Super
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

CION ARES DIVERSIFIED CREDIT FUND
as a Lender

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Citi Loan Funding OZ21 LLC
as a Lender
By: Citibank N.A.

By: /s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

City National Rochdale Fixed Income Opportunities Fund
as a Lender
By: Seix Investment Advisors, LLC, as Subadviser

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

City of Birmingham Retiree Health Care Fund
as a Lender
As: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Birmingham Retiree Health Care Fund, account number 1055053214

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

City of Hartford Municipal Employees’ Retirement Fund
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO
City of New York Group Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

City of Southfield Fire and Police Retirement System
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Southfield Fire and Police Retirement System, account number 17-31469/FFS02

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

CLC Leveraged Loan Trust
as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a Lender

By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust I as a Lender

By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Commonwealth of Pennsylvania State Employees Retirement System
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

ACCT#7HK - Season Series Trust
Putnam Investment Management, LLC on behalf of Seasons Series Trust (Sun America) - Asset Allocation: Diversified Growth Portfolio

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By: the Putnam Advisory Company, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

LGT Select Funds - LGT Select High Bond Yield
By: Putnam Investment Limited

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM VARIABLE TRUST, on behalf of its series, Putnam VT High Yield Fund
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Floating Rate Income Fund

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam High Yield Advantage Fund

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Premier Income Trust

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Master Intermediate Income Trust

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Diversified Income Trust

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam VT Diversified Income Fund
By Putnam Investment Management, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM RETIREMENT
ADVANTAGE GAA INCOME
STRATEGIES FUND
By Putnam Investment Management, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

The Putnam Advisory Company, LLC on behalf of IG Putnam US High Yield Income Fund

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Total Return Fund
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM TOTAL RETURN TRUST
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM RETIREMENT ADVANTAGE GAA GROWTH PORTFOLIO
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM RETIREMENT ADVANTAGE GAA BALANCE PORTFOLIO
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM RETIREMENT ADVANTAGE GAA CONSERVATIVE PORTFOLIO
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Dynamic Asset Allocation Growth Fund
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Dynamic Asset Allocation Balance Fund
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Variable Trust - Putnam VT Global Asset Allocation Fund
By Putnam Investment Management, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Dynamic Asset Allocation Conservative Fund
By Putnam Investment Management, LLC

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

GREAT-WEST PUTNAM HIGH YIELD BOND FUND
By Putnam Investment Management, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF MACKENZIE CORPORATE BOND FUND

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF MACKENZIE SENTINEL NORTH AMERICAN CORPORATE BOND FUND

By: /s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Senior Operations Leader

Assignment Agreement - SIGNATURE BLOCK
Univest - Global High Yield Bonds Sub-Fund
By PAC - Putnam Advisory Company, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Counsel Fixed Income
By Putnam Investments Canada ULC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Counsel North American High Yield Bond
By Putnam Investments Canada ULC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM DYNAMIC RISK ALLOCATION FUND
By Putnam Investment Management, LLC

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM DIVERSIFIED INCOME TRUST

By: /s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Credos Floating Rate Fund LP
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Crown Point CLO III, Ltd.
as a Lender
by Valcour Capital Management, LLC as its Collateral Manager

By: /s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

Crown Point CLO IV, Ltd.
as a Lender
Crown Point CLO IV, Ltd.
by Valcour Capital Management, LLC

By: /s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

CSAA Insurance Exchange
as a Lender
by Oaktree Capital Management, L.P.
Its Investment Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

DaVinci Reinsurance Ltd.
as a Lender
by Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Dominus Investment Limited
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Dunham Corporate/Government Bond Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Dunham Floating Rate Bond Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

EAF comPlan II - Private Debt
as a Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Eastern Band of Cherokee Indians
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Electronic Data Systems 1994 Pension Scheme
as a Lender
By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Electronic Data Systems Retirement Plan
as a Lender
By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Employees’ Retirement System of the State of Hawaii
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employee’s Retirement System of the State of Hawaii, account number 17-14428/HIE52

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Endurance Investment Holdings Ltd.
as a Lender
By Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

EquipSuper
as a Lender
By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

FDF II Limited
as a Lender
By FDF II CM LLC, its collateral manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FDF III Limited
as a Lender
By FDF II CM LLC Series III, a designated series of FDF Management, LLC

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FENGENCO - BV2 Qualified NDT
as a Lender
By Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

FENGENCO - Perry 1 Qualified NDT
as a Lender
By Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

First Invesbis Floating Risk Fund
as a Lender

By: /s/ Lisa Leone
Name: Lisa Leone
Title: Senior Accountant

For Lenders requiring a second signature block:

By: /s/ Runsvapee Salem
Name: Runsvapee Salem
Title: Senior Accountant

Fortress Credit BSL III Limited
as a Lender
By FC BSL III CM LLC, its collateral manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Fortress Credit BSL IV Limited
as a Lender
By FC BSL Management LLC Series IV, a designated series of FC BSL Management, LLC, its collateral manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Four Points Multi-Strategy Master Fund Inc. (Loan Account)
as a Lender
By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Nebraska Investment Council
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Kansas Public Employees Retirement System
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Templeton Series II Funds - Franklin Upper Tier Floating Rate Fund
as a Lender

By: /s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Franklin Global Investment Funds - Franklin Upper Tier Floating Rate II Fund
as a Lender

By: /s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Franklin Global Investment Funds - Franklin Upper Tier Floating Rate III Fund
as a Lender

By: /s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Franklin Global Investment Funds - Franklin Upper Tier Floating Rate IV Fund
as a Lender

By: /s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Franklin US Floating Rate Plus Master Fund
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund
as a Lender

By: /s/ Madeline Lam
Name: Madeline Lam
Title: Vice President

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series
as a Lender

By: /s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund
as a Lender

By: /s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

Franklin Limited Duration Income Trust
as a Lender

By: /s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

Commonwealth Fixed Interest Fund 17
as a Lender

By: /s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Templeton Income Trust - Templeton Global Total Return Fund
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Brighthouse Funds Trust I - Brighthouse/Franklin Low Duration Total Return Portfolio
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

LVIP Global Income Fund
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Strategic Income Fund (Canada)
as a Lender

By: /s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Bissett Canadian Short Term Bond Fund
as a Lender

By: /s/ Tom O’Gorman
Name: Tom O’Gorman
Title: Supervisor

Franklin Bissett Corporate Bond Fund
as a Lender

By: /s/ Tom O’Gorman
Name: Tom O’Gorman
Title: Supervisor

Franklin Bissett Core Plus Bond Fund
as a Lender

By: /s/ Tom O’Gorman
Name: Tom O’Gorman
Title: Supervisor

Future Fund Board of Guardians
as a Lender
BY: Ares ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)
BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

G.A.S. (Cayman) Limited, as trustee for Rainier (Loan Fund), a series trust of the Multi Strategy Umbrella Fund Cayman as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

General Dynamics Corporation Group Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

GGH US BL Ametrine Sub-Trust A Sub-Trust Of Guggenheim Amethyst Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

General Dynamics Corporation Group Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Gila River Indian Community
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Guggenheim Defensive Loan Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim Loan Master Fund, Ltd
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim Private Debt Fund Note Issuer 2.0, LLC
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim U.S. Loan Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim U.S. Loan Fund II
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim U.S. Loan Fund III
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Halifax Regional Municipality Master Trust
as a Lender
By: AllianceBernstein, L.P.

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

Harbor High Yield Bond Fund
as a Lender
By: Shenkman Capital Management, Inc., as Sub Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

HCA Inc. Master Retirement Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Health Care Service Corporation, a Mutual Legal Reserve Company (D/B/A Blue Cross Blue Shield of IL or Blue Cross Blue Shield of TX or Blue Cross Blue Shield of NM or Blue Cross Blue Shield of OK or Blue Cross Blue Shield of MT)
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Health Employees Superannuation Trust Australia
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Hempstead II CLO Ltd.
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Highmark Inc.
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

HILDENE CLO IV, Ltd
as a Lender
By: CF H-BSL MANAGEMENT, LLC, its Collateral Manager

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

HOLMESDALE FUNDING ULC
as a Lender

By: /s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

Horizon Blue Cross Blue Shield of New Jersey
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

IAM National Pension Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC as Adviser

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

ILLINOIS STATE BOARD OF INVESTMENT
as a Lender
By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

ILWU - PMA PENSION PLAN
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the ILWU - PMA Pension Plan, account number CIT7

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Imperial County Employees’ Retirement System
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Employees’ Retirement System, account number P24736/43383

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Indiana Public Retirement System
as a Lender
By: Oaktree Capital Management, L.P. its Investment Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Indiana University Health, Inc.
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Intel Corporation Retirement Plans Master Trust
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person
Iowa Public Employees’ Retirement System
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Jackson Mill CLO Ltd.
as a Lender
By: Shenkman Capital Management, Inc., as Portfolio Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Jeffries Leveraged Credit Products, LLC
as a Lender

By: /s/ William P. McLoughlin
Name: William P. McLoughlin
Title: SVP

Jefferson Mill CLO, Ltd.
as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

John Hancock Funds II Global Income Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

John Hancock Funds II Short Duration Credit Opportunities Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

John Hancock Short Duration Credit Opportunities Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

JPMorgan Chase Bank, N.A.
as a Lender

By: /s/ Sean Chudzik, Asc.
Name: Sean Chudzik, Asc.
Title: Authorized Signatory

Kayne CLO I Ltd.
as a Lender

By: /s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

Kentucky Retirement Systems (Shenkman - Insurance Fund Account)
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Kentucky Retirement Systems (Shenkman - Pension Account)
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Kentucky Teachers’ Retirement System Insurance Trust Fund
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

LEITH WHEELER HIGH YIELD BOND FUND
as a Lender

By: /s/ Jamie Salvo
Name: Jamie Salvo
Title: Trade Operations Manager

LEITH WHEELER MULTI CREDIT FUND
as a Lender

By: /s/ Jamie Salvo
Name: Jamie Salvo
Title: Trade Operations Manager

Logan Circle Partners Funds plc on behalf of High Yield Fixed Income Fund (QIF)
as a Lender
By: SEI, GFS as Fund Administrator

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

Logan Circle Partners Funds plc on behalf of Multi-Sector Opportunistic Fund as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

Los Angeles County Employees Retirement Association
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Mackay Shields Defensive Bond Arbitrage Fund LTD
as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Mackay Short Duration High Yield Fund
as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Manulife Floating Rate Interest Fund
as a Lender

By: /s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Manulife Floating Rate Senior Loan Fund
as a Lender

By: /s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Manulife Investments Trust - Floating Rate Income Fund
as a Lender

By: /s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Marble Point CLO X Ltd
as a Lender
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

Maryland State Retirement and Pension System
as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

McAuley Portfolio Management Company
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC. as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

McDermott Master Trust
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Mercer Field II CLO Ltd
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Midwest Operating Engineers Pension Trust Fund
as a Lender
Tortoise Credit Strategies, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Minnesota Laborers Pension Fund
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Boston Income Portfolio
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

High Income Opportunities Portfolio
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Blue Falcon Limited
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

The Regents of the University of California
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Eaton Vance International (Ireland) U.S. High Yield Bond Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans - High Yield Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Calvert High Yield Bond Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Liberty Mutual 401(k) Plan Trust
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

State of Alaska Retirement and Benefits Plans
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Eaton Vance Global Income Builder Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Eaton Vance Trust Company Common Trust Fund - High Yield Common Trust Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Asia Development Bank
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

NSP - Monticello Minnesota Retail Qualified Trust
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Consulting Group Capital Markets Funds - High Yield Fund
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Commonwealth of Massachusetts Employees Deferred Compensation Plan
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

NSP - Minnesota Prairie 2 Retail Qualified Trust
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Short Duration High Income Portfolio
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

NSP - Minnesota Prairie 1 Retail Qualified Trust
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Plymouth County Retirement Association
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

General Pension and Social Security Authority
as a Lender

By: /s/ Michael Weilheimer
Name: Michael Weilheimer
Title: Vice President

Missouri Education Pension Trust
as a Lender
By: Oaktree Capital Management, L.P.
Its Investment Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Moran Stanley Defined Contribution Master Trust
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Mountain View CLO 2013-1 Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO 2014-1 Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO 2016-1 Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO 2017-1 Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO 2017-2 Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO IX Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Mountain View CLO X Ltd.
as a Lender
By: Seix Investment Advisors, LLC, as Collateral Manager

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

MP CLO III LTD.
as a Lender
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

MP CLO IV LTD.
as a Lender
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

MP CLO VII LTD.
as a Lender
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

MP CLO VIII LTD.
as a Lender
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

Multi Sector Value Bond Fund
as a Lender
By: Amundi Pioneer Institutional Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund as a Lender

By: /s/ Patricia Charles
Name: Patricia Charles
Title: Associate

National Elevator Industry Pension Plan
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

New York City Board of Education Retirement System
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

New York City Employees’ Retirement System
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

New York City Employees’ Retirement System
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

New York City Police Pension Fund
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

New York Life Insurance Company (Guaranteed Products)
as a Lender
By: MacKay Shields, LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

New York Life Insurance Company GP - Portable Alpha
as a Lender
By: MacKay Shields, LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Newfleet CLO 2016-1, Ltd.
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Northrop Grumman Pension Master Trust
as a Lender
By: MacKay Shields, LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

NTCC Collective Funds for Employee Benefit Trusts
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

NVIT Multi-Sector Bond Fund
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

NZCG Funding Ltd
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Management

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Oakland Unified School District Supplemental Annuity Plan for Classified Employees
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Oakland Unified School District Supplemental Annuity Plan for Classified Employees, account number 6746025203

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Oaktree CLO 2014-1 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree CLO 2014-2 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree CLO 2015-1 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF I Series A, LTD
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF I Series A1, LTD
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF II Series AI, Ltd
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF II SERIES A2, LTD.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF II SERIES B2, LTD.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF III Series 1, Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree EIF III Series II Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree Enhanced Income Funding Series IV, Ltd
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Oaktree Senior Loan Fund, L.P.
as a Lender
By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: /s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

OCP CLO 2013-4, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2014-g, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2014-7, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2015-10, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2015-8, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2015-9, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2016-11, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2016-12, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2017-13, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP CLO 2017-14, Ltd.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OCP Senior Credit Fund
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OHIO POLICE & FIRE PENSION FUND
as a Lender
By: MacKay Shields, LLC, as Investment Adviser and not individually

By: /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Onex Senior Credit Fund, L.P.
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

Onex Senior Credit II, LP
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

OZ Institutional Income Master Fund, Ltd.
as a Lender
By: Och-Ziff Loan Management LP, its investment manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM FUNDING II, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its investment manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM FUNDING III, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its investment manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM FUNDING IV, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its investment manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM Funding, LTD.
as a Lender
By: OZ CLO Management LLC, its portfolio manager

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XI, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XII, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XIII, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XIV, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XIX, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XV, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XVI, LTD.
as a Lender
By: OZ CLO Management LLC, its successor portfolio

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XVII, LTD.
as a Lender
By: OZ CLO Management LLC, its collateral manager

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XVIII, LTD.
as a Lender
By: Och Ziff Loan Management LP, its portfolio

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

OZLM XX, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management, LLC, its general partner

By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

Pacific Asset Management Bank Loan Fund L.P.
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

Pacific Asset Management Senior Loan Fund
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

PACIFIC FUNDS FLOATING RATE INCOME
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

PARK AVENUE INSTITUTIONAL ADVISERS
CLO LTD. 2016-1
as a Lender

By: /s/ John Blaney
Name: John Blaney
Title: Managing Director

PARK AVENUE INSTITUTIONAL ADVISERS
CLO LTD. 2017-1
as a Lender

By: /s/ John Blaney
Name: John Blaney
Title: Managing Director

VICTORY HIGH YIELD FUND
as a Lender

By: /s/ J. Paul Gillin
Name: J. Paul Gillin
Title: Managing Director

VICTORY HIGH YIELD VIP SERIES
as a Lender

By: /s/ J. Paul Gillin
Name: J. Paul Gillin
Title: Managing Director

VICTORY FLOATING RATE FUND
as a Lender

By: /s/ Kevin Booth
Name: Kevin Booth
Title: Managing Director

Penn Capital Senior Floating Rate Income Fund
as a Lender
By: PENN Capital Management Company Inc., as its Investment Advisor

By: /s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

Penn Institutional Loan Common Master Fund, LP
as a Lender
By: PENN Capital as its Investment Advisor

By: /s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

Pension Fund of Local No. One, IATSE
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

PensionDanmark Pensionsforsikringsaktieselskab
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

PI Solutions - Credit Opportunities
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Bond Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Diversified High Income Trust
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Dynamic Credit Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Floating Rate Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Floating Rate Trust
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Institutional Multi-Sector Fixed Income Portfolio
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Investments Diversified Loans Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Multi-Sector Fixed Income Trust
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Short Term Income Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Strategic Income Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Strategic Income VCT Portfolio
as a Lender
By: Amundi Pioneer Asset Management, Inc.

By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Primus High Yield Bond Fund, L.P.
as a Lender
By: Shenkman Capital Management, Inc., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Principal Funds, Inc. - Core Plus Bond Fund
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Funds, Inc. - Global Diversified Income Fund
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Funds, Inc. - High Yield Fund
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Funds, Inc. - Dynamic Floating Rate High Income Fund
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Funds, Inc. - High Yield Fixed Income Fund
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Life Insurance Company - dba Principal Core Plus Bond Separate Account
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Life Insurance Company - Principal PFG LDI Separate Account
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Life Insurance Company - Principal PPIO LDI Separate Account
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Principal Variable Contracts Funds, Inc. - Core Plus Bond Account
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

Project Fezzik 31 Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Providence Health & Services Investment Trust (Bank Loans Portfolio)
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Renaissance Investment Holdings Ltd.
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Renaissance U.S Dollar Corporate Bond Fund
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

RIMAC FUNDING, LLC
as a Lender

By: /s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

Romark CLO - I Ltd
as a Lender
By: Shenkman Capital Management, Inc, as Servicer

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Romark CLO - II Ltd
as a Lender
By: Romark CLO Advisors, LLC, as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

RSUI Indemnity Company
as a Lender
By: Ares ASIP VII Management, L.P., its Portfolio Manager
By: Ares ASIP VII GP, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Russell Investment Company Multi-Asset Growth Strategy Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investment Company Russell Global Opportunistic Credit Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investment Company Russell Multi-Strategy Income Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investment Company Russell Short Duration Bond Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investment Company Unconstrained Total Return Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investments Global Unconstrained Bond Pool
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc
as a Lender
By: THL Credit Advisors LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Salem Fields CLO, Ltd.
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Salmagundi III, Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Saratoga Investment Corp. CLO 2013-1, Ltd.
as a Lender

By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney in Fact

Scotia Private American Core-Plus Bond Pool
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

SEI Institutional Managed Trust Multi-Asset Income Fund
as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Seix Multi-Sector Absolute Return Fund L.P.
as a Lender
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors, LLC, its sole member

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Shell Pension Trust
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

Shenkman Finsbury Global High Yield Bond Fund
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Shenkman Floating Rate High Income Fund
as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Shriners Hospitals for children
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Smithfield Foods Master Trust
as a Lender
By: THL Credit Advisors, LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Sonoma County Employees’ Retirement Association
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Sprint Master Trust, Business Name: Sprint Corporation
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

State of Connecticut Retirement Plans and Trust Funds
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL
as a Lender
By: apg Asset Management US Inc.

By: /s/ Michael Leiva
Name: Michael Leiva
Title: Portfolio Manager

Stichting Pensioenfonds Hoogovens
as a Lender
By: THL Credit Advisors LLC, its Asset Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Stichting PGGM Depositary
as a Lender
By: Acting in its capacity as depositary of PGGM High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Stone Harbor Collective Investment Trust - Stone Harbor Bank Collective Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Collective Investment Trust - Stone Harbor High Yield Fixed Income Collective Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Global Funds PLC - Stone Harbor Multi Asset Credit (No. 2) Portfolio
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor High Yield Bond Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Investment Funds plc - Stone Harbor Global High Yield Bond Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Investment Funds PLC - Stone Harbor High Yield Bond Fund
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Stone Harbor Leveraged Loan Fund LLC
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Sudbury Mill CLO, Ltd.
as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Swiss Capital Alternative Strategies Funds SPC For the Account of its SC Alternative Strategy 11 SP Segregated Portfolio
as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Swiss Capital PRO Loan V PLC
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

TD High Yield Bond Fund
as a Lender

By: /s/ Anthony Imbesi
Name: Anthony Imbesi
Title: Vice President & Director

Teachers’ Retirement System of Louisiana
as a Lender
By: AllianceBernstein L.P., as Investment Advisor

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

Teachers’ Retirement System of the City of New York
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

Teachers’ Retirement System of the City of New York
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Teachers’ Retirement System of the State of Kentucky
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Texas Scottish Rite Hospital for Children
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

The AB Portfolios - AB All Market Total Return Portfolio
as a Lender
By: AllianceBernstein L.P., as Investment Advisor

By: /s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

The Boeing Company Employee Retirement Plans Master Trust
as a Lender
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By: /s/ Jason Hahn
Name: Jason Hahn
Title: Portfolio Manager

The Capita Pension and Life Assurance Scheme
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

The Kroger Defined Contribution Plan Master Trust
as a Lender
By: Logan Circle Partners, LP as Investment Manager

By: /s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

The Northwestern Mutual Life Insurance Company
as a Lender

By: /s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

The Northwestern Mutual Life Insurance Company - GASA
as a Lender

By: /s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

The PNC Financial Services Group, Inc. Pension Plan
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

The Society Incorporated by Lloyd’s Act 1871 By The Name of Lloyd’s
as a Lender
by Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

The Western and Southern Life Insurance Company
as a Lender

By: /s/ Bernie M. Casey
Name: Bernie M. Casey
Title: AVP & Senior Credit Analyst

THL Credit Bank Loan Select Master Fund, a Class of the THL Credit Bank Loan Select Series Trust I
as a Lender
By: THL Credit Senior Loan Strategies LLC as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

THL CREDIT SENIOR LOAN FUND
as a Lender
By: THL Credit Advisors LLC, as Subadviser

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Thrivent Balanced Income Plus Fund
as a Lender
By: Thrivent Asset Management, LLC

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Balanced Income Plus Portfolio
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Diversified Income Plus Fund
as a Lender
By: Thrivent Asset Management, LLC

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Diversified Income Plus Portfolio
as a Lender
By: Thrivent Financial for Lutherans

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Financial Defined Benefit Plan Trust
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Financial For Lutherans
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Growth and Income Plus Fund
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Growth and Income Plus Portfolio
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Moderate Allocation Fund
as a Lender
By: Thrivent Asset Management, LLC

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Moderately Conservative Allocation Fund
as a Lender
By: Thrivent Asset Management, LLC

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager
Thrivent Moderately Conservative Allocation Portfolio
as a Lender
By: Thrivent Financial for Lutherans

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

THRIVENT MULTIDIMENSIONAL INCOME FUND
as a Lender
By: Thrivent Asset Management, LLC, its Investment Adviser

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Multidimensional Income Portfolio
as a Lender
By: Thrivent Financial For Lutherans, LLC, its Investment Adviser

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Opportunity Income Plus Fund
as a Lender
By: Thrivent Asset Management, LLC

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Thrivent Opportunity Income Plus Portfolio
as a Lender

By: /s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

Transatlantic Reinsurance Company
as a Lender
By: Ares ASIP VII Management, L.P., its Portfolio Manager
By: Ares ASIP VII GP, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

Trestles CLO 2017-1, Ltd.
as a Lender
By: Pacific Asset Management, as collateral manager

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

UBS Financial Services Inc. Pension Plan
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the UBS Financial Services Inc. Pension Plan, account number 17-01283/PWB04

By: /s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

Unisys Master Trust
as a Lender

By: /s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

University of Southern California
as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

VantageTrust
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

Venture X CLO, Limited
as a Lender
By its Collateral Manager, MJX Venture Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XII CLO, Limited
as a Lender
By its investment advisor
MJX Venture Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XIII CLO, Limited
as a Lender
By its Investment Advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XIV CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XIX CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XV CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVI CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVII CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVIII CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XX CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXI CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXII CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXIII CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXIV CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXIX CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXV CLO, Limited
as a Lender
By its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXVI CLO, Limited
as a Lender
By its investment advisor
MJX Venture Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXVII CLO, Limited
as a Lender
By its investment advisor
MJX Venture Management II LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXX CLO, Limited
as a Lender
By its investment advisor
MJX Venture Management II LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

PARK AVENUE INSTITUTIONAL ADVISERS
CLO LTD 2016-1
as a Lender

By: /s/ John Blaney
Name: John Blaney
Title: Managing Director

PARK AVENUE INSTITUTIONAL ADVISERS
CLO LTD 2017-1
as a Lender

By: /s/ John Blaney
Name: John Blaney
Title: Managing Director

VICTORY HIGH YIELD FUND
as a Lender

By: /s/ J. Paul Gillin
Name: J. Paul Gillin
Title: Managing Director

VICTORY HIGH YIELD VIP SERIES
as a Lender

By: /s/ J. Paul Gillin
Name: J. Paul Gillin
Title: Managing Director

VICTORY FLOATING RATE FUND
as a Lender

By: /s/ Kevin Booth
Name: Kevin Booth
Title: Managing Director

Virginia College Savings Plan
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

Virtus Global Dividend & Income Fund, Inc.
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Global Multi Sector Income Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Newfleet Bond Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Newfleet Dynamic Credit ETF
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Newfleet Multi-Sector Intermediate Bond Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Newfleet Multi-Sector Unconstrained Bond ETF
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Newfleet Senior Floating Rate Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus SEIX Floating Rate High Income Fund
as a Lender
By: Seix Investment Advisers LLC, as Subadviser

By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

Virtus Strategic Allocation Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Tactical Allocation Fund
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Virtus Total Return Fund Inc.
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Vista US Subsidiary 1 Fund, LLC
as a Lender
By: its investment advisor
MJX Asset Management LLC

By: /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series
as a Lender

By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Washington Mill CLO Ltd.
as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND)
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By: /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By: /s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

WM Pool - Fixed Interest Trust No. 7
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: CFO

WM POOL - HIGH YIELD FIXED INTERST TRUST
as a Lender

By: /s/ Patricia Charles
Name: Patricia Charles
Title: Associate

ZAIS CLO 5, Limited
as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

ZAIS CLO 6, Limited
as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

ZAIS CLO 8, Limited
as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Ziggurat CLO Ltd.
as a Lender
By Guggenheim Partners Investment Management, LLC as Asset Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Zilux Senior Loan Fund
as a Lender
By Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

John Hancock Fund II Floating Rate Income Fund
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

Mountain Hawk III CLO, Ltd.
as a Lender

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

Western Asset Floating Rate High Income Fund, LLC
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory